Exhibit (m)(4) Calculations of Illustrations for VUL IV/VUL IV ES 2008 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $13,570.04
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,995.24
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$461.77
- Mortality & Expense Charge****	$126.62
+ Hypothetical Rate of Return*****	$(161.80)

=	$13,570	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$38.43
2	$38.44
3	$38.45
4	$38.46
5	$38.47
6	$38.48

Month	COI
7	$38.49
8	$38.49
9	$38.50
10	$38.51
11	$38.52
12	$38.53
Total	$461.77

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(13.82)
2	$(13.76)
3	$(13.70)
4	$(13.63)
5	$(13.57)
6	$(13.51)
7	$(13.45)
8	$(13.39)
9	$(13.33)
10	$(13.27)
11	$(13.21)
12	$(13.15)
Total	$(161.80)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,570.04
- Year 5 Surrender Charge	$2,703.00

=	$10,867	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $16,319.47
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,824.44
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$458.13
- Mortality & Expense Charge****	$143.12
+ Hypothetical Rate of Return*****	$771.28

=	$16,319	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$38.19
2	$38.19
3	$38.18
4	$38.18
5	$38.18
6	$38.18
7	$38.18
8	$38.17
9	$38.17
10	$38.17
11	$38.17
12	$38.17
Total	$458.13

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$63.97
2	$64.02
3	$64.08
4	$64.13
5	$64.19
6	$64.24
7	$64.30
8	$64.36
9	$64.41
10	$64.47
11	$64.53
12	$64.58
Total	$771.28
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,319.47
- Year 5 Surrender Charge	$2,703.00

=	$13,616	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $19,545.67
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,886.68
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00

- Monthly Deduction***	$453.94
- Mortality & Expense Charge****	$161.72
+ Hypothetical Rate of Return*****	$1,949.66

=	$19,546	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$37.91
2	$37.89
3	$37.88
4	$37.87
5	$37.85
6	$37.84
7	$37.82
8	$37.81
9	$37.79
10	$37.78
11	$37.76
12	$37.74
Total	$453.94

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$157.27
2	$158.19
3	$159.12
4	$160.05
5	$161.00
6	$161.95

Month	Interest
7	$162.91
8	$163.87
9	$164.84
10	$165.83
11	$166.81
12	$167.81
Total	$1,949.66
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,545.67
- Year 5 Surrender Charge	$2,703.00

=	$16,843	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $97,662.79
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$79,224.66
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,236.93
- Mortality & Expense Charge****	$910.95
+ Hypothetical Rate of Return*****	$(1,163.99)

=	$97,663	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$269.40
2	$269.46
3	$269.52
4	$269.59
5	$269.65
6	$269.71
7	$269.78
8	$269.84
9	$269.90
10	$269.97
11	$270.03
12	$270.09
Total	$3,236.93

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(99.36)
2	$(98.93)
3	$(98.50)
4	$(98.07)
5	$(97.64)
6	$(97.21)
7	$(96.78)
8	$(96.35)
9	$(95.93)
10	$(95.50)
11	$(95.07)
12	$(94.65)
Total	$(1,163.99)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$97,662.79
- Year 5 Surrender Charge	$20,840.00

=	$76,823	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $117,457.45
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$92,397.12
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,209.21
- Mortality & Expense Charge****	$1,029.77
+ Hypothetical Rate of Return*****	$5,549.32

=	$117,457	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$267.52
2	$267.50
3	$267.49
4	$267.47
5	$267.46
6	$267.44
7	$267.43
8	$267.41
9	$267.40

Month	COI
10	$267.38
11	$267.36
12	$267.35
Total	$3,209.21

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$460.08
2	$460.50
3	$460.93
4	$461.36
5	$461.79
6	$462.22
7	$462.65
8	$463.09
9	$463.52
10	$463.96
11	$464.40
12	$464.84
Total	$5,549.32
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$117,457.45
- Year 5 Surrender Charge	$20,840.00

=	$96,617	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $140,685.75
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$107,247.75
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,177.37
- Mortality & Expense Charge****	$1,163.70
+ Hypothetical Rate of Return*****	$14,029.08

=	$140,686	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$265.40
2	$265.29
3	$265.18
4	$265.07
5	$264.96
6	$264.84
7	$264.73
8	$264.61
9	$264.50
10	$264.38
11	$264.26
12	$264.14
Total	$3,177.37

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,131.33
2	$1,138.01
3	$1,144.75
4	$1,151.54
5	$1,158.38
6	$1,165.28
7	$1,172.24
8	$1,179.25
9	$1,186.32
10	$1,193.45
11	$1,200.64
12	$1,207.88
Total	$14,029.08
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$140,685.75
- Year 5 Surrender Charge	$20,840.00

=	$119,846	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $12,524.30
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,184.55
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$716.28
- Mortality & Expense Charge****	$118.08
+ Hypothetical Rate of Return*****	$(150.89)

=	$12,524	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$52.11
2	$52.12
3	$52.14
4	$52.15
5	$52.17
6	$52.18
7	$52.20
8	$52.21
9	$52.23
10	$52.24
11	$52.26
12	$52.27
Total	$626.28

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(13.01)
2	$(12.93)
3	$(12.85)
4	$(12.77)
5	$(12.69)
6	$(12.61)
7	$(12.53)
8	$(12.45)

Month	Interest
9	$(12.37)
10	$(12.30)
11	$(12.22)
12	$(12.14)
Total	$(150.89)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,524.30
- Year 5 Surrender Charge	$2,703.00

=	$9,821	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $15,116.06
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,915.80
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$711.62
- Mortality & Expense Charge****	$133.72
+ Hypothetical Rate of Return*****	$720.60

=	$15,116	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$51.79
2	$51.79
3	$51.80
4	$51.80
5	$51.80
6	$51.80
7	$51.80
8	$51.80
9	$51.81
10	$51.81
11	$51.81
12	$51.81
Total	$621.62

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$60.27
2	$60.23
3	$60.19
4	$60.15
5	$60.11
6	$60.07
7	$60.03
8	$59.99
9	$59.95
10	$59.91
11	$59.86
12	$59.82
Total	$720.60
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,116.06
- Year 5 Surrender Charge	$2,703.00

=	$12,413	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $18,162.64
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,870.48
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$706.26
- Mortality & Expense Charge****	$151.36
+ Hypothetical Rate of Return*****	$1,824.78

=	$18,163	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$51.43
2	$51.42
3	$51.41
4	$51.39
5	$51.38
6	$51.36
7	$51.35
8	$51.33
9	$51.32
10	$51.30
11	$51.29
12	$51.27
Total	$616.26

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$148.30
2	$148.96
3	$149.64
4	$150.31
5	$151.00
6	$151.69
7	$152.38
8	$153.08
9	$153.79
10	$154.50
11	$155.21
12	$155.94
Total	$1,824.78
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,162.64
- Year 5 Surrender Charge	$2,703.00

=	$15,460	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $85,865.61
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$70,113.92
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,142.48
- Mortality & Expense Charge****	$814.75
+ Hypothetical Rate of Return*****	$(1,041.08)

=	$85,866	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$503.40
2	$503.58
3	$503.75
4	$503.93
5	$504.11
6	$504.29
7	$504.46
8	$504.64
9	$504.82
10	$504.99
11	$505.17
12	$505.34
Total	$6,052.48

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(90.32)
2	$(89.66)
3	$(89.02)
4	$(88.37)
5	$(87.72)
6	$(87.07)
7	$(86.43)
8	$(85.78)
9	$(85.14)
10	$(84.50)
11	$(83.86)
12	$(83.21)
Total	$(1,041.08)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$85,865.61
- Year 5 Surrender Charge	$20,840.00

=	$65,026	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $103,896.39
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$82,186.85
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,095.34
- Mortality & Expense Charge****	$923.90
+ Hypothetical Rate of Return*****	$4,978.78

=	$103,896	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$500.20
2	$500.24
3	$500.29
4	$500.33
5	$500.38
6	$500.42
7	$500.47
8	$500.51
9	$500.56
10	$500.60
11	$500.65
12	$500.69
Total	$6,005.34

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$418.58
2	$417.92
3	$417.26
4	$416.59
5	$415.92
6	$415.25
7	$414.58
8	$413.90
9	$413.22
10	$412.54
11	$411.86
12	$411.17
Total	$4,978.78

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$103,896.39
- Year 5 Surrender Charge	$20,840.00

=	$83,056	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $125,115.70
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$95,829.62
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,041.08
- Mortality & Expense Charge****	$1,047.18
+ Hypothetical Rate of Return*****	$12,624.34

=	$125,116	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$496.58
2	$496.47
3	$496.35
4	$496.23
5	$496.11
6	$495.99
7	$495.87
8	$495.75
9	$495.62
10	$495.50
11	$495.37
12	$495.24
Total	$5,951.08

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,030.45
2	$1,034.27
3	$1,038.12
4	$1,042.00
5	$1,045.91
6	$1,049.85
7	$1,053.83
8	$1,057.83
9	$1,061.88
10	$1,065.95
11	$1,070.06
12	$1,074.20
Total	$12,624.34
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$125,115.70
- Year 5 Surrender Charge	$20,840.00

=	$104,276	(rounded to the nearest dollar)